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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 7, 2009

                            IVIVI TECHNOLOGIES, INC.
               (Exact Name of Registrant as Specified in Charter)


            NEW JERSEY                001-33088               22-2956711
            ----------                ---------               ----------
  (State Or Other Jurisdiction       (Commission              (IRS Employer
        Of Incorporation)             File Number)       Identification No.)


                   135 CHESTNUT RIDGE ROAD, MONTVALE, NJ 07645
                -------------------------------------------------
               (Address of Principal Executive Offices)(Zip Code)

                                 (201) 476-9600
                          -----------------------------
                          Registrant's Telephone Number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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ITEM 1.01.     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

LOAN FINANCING

On April 7, 2009, Ivivi Technologies, Inc. (the "Company") closed on a $2.5 million loan (the "Financing") with Emigrant Capital Corp. (the "Lender"). Under the terms of the loan agreement between the Company and the Lender (the "Loan Agreement"), the Company borrowed $1.0 million at closing and will have the right to borrow up to $500,000 per month through July 1, 2009; provided that if the Company elects to borrow less than $500,000 in any given month, the amount not borrowed can be carried forward and will be available for borrowing in any subsequent month prior to the Maturity Date (as defined below). Borrowings under the Financing are evidenced by a note (the "Note") and shall bear interest at a rate of 12% per annum (which would increase to 18% in the event of a default) and shall mature on the earlier of (i) a subsequent financing of equity (or debt that is convertible into equity) by the Company of at least $5.0 million, where at least $3.5 million is from non-affiliates of the Company and for this purpose, the Lender is deemed to be a non-affiliate (a "Qualified Financing") and (ii) July 31, 2009 (the "Maturity Date"); provided that the Company shall have the right to extend such maturity date for an additional 30 days if it has cash and cash equivalents of at least $1.0 million on the date of such requested extension. In the event the Company completes a Qualified Financing prior to the Maturity Date, then the holder of the Note shall have the right to elect to either (i) have the principal and interest on the Note repaid by the Company or
(ii) convert the principal amount of and all accrued interest on the Note into the securities sold by the Company in such Qualified Financing at the lowest price per share paid by purchasers in the Qualified Financing. In the event the Company is unable to complete a Qualified Financing by the Maturity Date, then the holder shall have the right to convert the Note into shares of the Company's common stock, without par value (the "Common Stock"), at an initial conversion price equal to $0.23 per share (the "Conversion Price"). In addition, if (a) an event of default occurs under the Note or (b) on or prior to the Maturity Date, the Company (i) merges or consolidates with another person (other than a merger effected solely for the purpose of changing its jurisdiction of incorporation),
(ii) issues, sells or transfers shares of its capital stock (or any holder of such shares issues, sells or transfers shares of its capital stock) which results in the holders of its capital stock immediately prior to such issuance, selling, transferring or ceasing to continue to hold at least 51% by voting power of its capital stock, (iii) sells, leases, abandons, transfers or otherwise disposes of all or substantially all its assets or (iv) liquidates, dissolves or winds up the Company's business, whether voluntarily or involuntarily, then the holder shall have the right to convert the Note into shares of the Common Stock at the Conversion Price.

The Loan Agreement and the Note contain customary affirmative and negative covenants and events of default. Borrowings under the Note are secured by a first lien on all of the Company's assets. Proceeds from the Financing will be used for working capital.

In connection with the Financing, the Company issued warrants to the lender (the "Warrants"). In the event the Company is unable to complete the Qualified Financing prior to the Maturity Date, then the Lender has the right to exercise such Warrants into that number of shares of Common Stock equal to the portion of the $2.5 million principal amount of the loan then outstanding divided by the Conversion Price and the Warrants would be exercisable at the Conversion Price; provided, however that in the event the Company completes a Qualified Financing, then the holder of the Warrants will thereafter have the right to exercise the Warrants for such number of securities sold by the Company in such Qualified Financing that could have been acquired by the lender based on the $2.5 million principal amount of the loan at an exercise price equal to the price of the securities sold in the Qualified Financing. In the event that the Company extends the Maturity Date as set forth above, then the Warrants will be exercisable for an additional $500,000 worth of securities. The Warrants also provide for cashless exercise.


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In addition to customary mechanical adjustments with respect to stock splits, reverse stock splits, recapitalizations, stock dividends, stock combinations and similar events, the Note and the Warrants provide for certain "weighted average anti-dilution" adjustments whereby if shares of the Common Stock or other securities convertible into or exercisable or exchangeable for shares of the Common Stock (such other securities, including, without limitation, convertible notes, options, stock purchase rights and warrants, "Convertible Securities") are issued by the Company other than in connection with certain excluded securities (as defined in the Note and the Warrant and which include a Qualified Financing and stock awards under the Company's 2009 Equity Incentive Stock
Plan), the conversion price of the Note and the Warrants will be reduced to reflect the "dilutive" effect of each such issuance (or deemed issuance upon conversion, exercise or exchange of such Convertible Securities) of the Common Stock relative to the holders of the Note and the Warrants.

In connection with "dilutive" issuances (as described above) other than certain excluded securities, the conversion price of the Note and exercise price of the Warrants in effect immediately prior to a dilutive issuance will be reduced to an amount equal to the quotient determined by dividing (A) the sum of (i)(a) the product derived by multiplying the conversion price in effect immediately prior to such dilutive issuance and (b) the sum of the number of shares of the Common Stock outstanding immediately prior to such dilutive issuance plus the number of shares of the Common Stock deemed to be outstanding assuming the exercise, exchange and conversion of all of the Company's outstanding Convertible Securities for the maximum number of shares underlying such securities immediately prior to such dilutive issuance (collectively, the "Deemed Outstanding Share Amount"), plus (ii) the consideration, if any, received by the Company upon such dilutive issuance, by (B) the Deemed Outstanding Share Amount immediately after such dilutive issuance.

In connection with the closing of the transactions contemplated by the Loan Agreement, the Company incurred expenses which included legal and accounting fees and other miscellaneous expenses, including the legal fees of counsel to the Lender in the amount of $65,000, of approximately $160,000. In addition, the Company is required to pay a placement agent, 5% of the total dollar amount that the Company borrows under the Note.

In accordance with the Marketplace Rules of The Nasdaq Stock Market, the Company received shareholder approval at its annual meeting of shareholders held on March 31, 2009 for the right to issue shares of Common Stock in certain events under the terms of the Note and the Warrants.

In connection with the Financing, Steven Gluckstern, the Company's Chairman, President and Chief Executive Officer, and a consultant of the Company entered into a participation arrangement with the Lender whereby Mr. Gluckstern and the consultant invested $425,000 and $100,000, respectively, with the Lender and shall have a right to participate with the Lender in the Note and the Warrant. As a result of such relationship, the Company's Audit Committee, as well as the Board of Directors approved the transactions contemplated by the Loan Agreement.


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The Lender represented that it was an "accredited investor," as that term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the "Securities Act"), and the sale of the Note and Warrants was made in reliance on exemptions provided by Regulation D and Section 4(2) of the Securities Act.

The Company did not use any form of advertising or general solicitation in connection with the sale of the Note and the Warrants. The Note, the Warrants and the underlying shares will be non-transferable in the absence of an effective registration statement under the Securities Act, or an available exemption therefrom, and all certificates will be imprinted with a restrictive legend to that effect.

The description of each of the Loan Agreement, the Note and the Warrant set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text thereof, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1, Exhibit 4.1 and Exhibit 4.2, respectively. A press release regarding, among other things, the transaction is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

AMENDMENTS TO EMPLOYMENT AGREEMENTS

As a condition to the closing of the Financing, Steven Gluckstern, the Company's Chairman, President and Chief Executive Officer, Andre DiMino, the Company's Vice Chairman and Executive Vice President-Manufacturing and Technology and Chief Technical Officer, David Saloff, the Company's Executive Vice President-Sales and Marketing and Chief Business Development Officer, and Alan Gallantar, the Company's Chief Financial Officer and Executive Vice President, and certain other employees entered into amendments to their employment agreements (the "Employment Agreement Amendments") under which the terms of the severance arrangements were amended as set forth below. Under the terms of the Employment Agreement Amendments, in the event such employee is terminated without Cause or in the event of a termination by such employee for Good Reason (as each term is defined in the applicable employment agreement) prior to the Maturity Date under the Note, such employee will only be entitled to receive his base salary through the Maturity Date and all other severance obligations for such termination events would be deferred as discussed below. In addition, following the Maturity Date, all other severance that such employee would be entitled to receive under the terms of the applicable employment agreement would be deferred until certain events under the Employment Agreement Amendments occurred. Under the terms of the Employment Agreement Amendments, each employee would be entitled to receive any severance payments that were deferred and his original severance provisions would again become applicable in the event that either (i) the Company completes a Qualified Financing prior to eighteen months from the closing of the Financing in which at least 50% of the amount of gross proceeds received by the Company are from investors other than the Lender or its affiliates or (ii) the Company completes a sale or merger prior to eighteen months from the closing of the Financing in which the Lender receives cash of at least 200% of the Conversion Amount (as defined in the Note) (each a "Severance Condition Event"); provided, however, that if (i) a Severance Condition Event does not occur prior to 18 months from the closing of the Financing or (ii) the Lender or any of its affiliates purchase any equity or debt from the Company (other than under the Loan Documents or in connection with a Qualified Financing), then the severance provisions in the applicable employment agreements shall terminate and cease to be of effect.

The description of the Employment Agreement Amendments for each of Messrs. Gluckstern, DiMino, Saloff and Gallantar set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text thereof, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.5,
Exhibit 10.6, Exhibit 10.7 and Exhibit 10.8, respectively.

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ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference in response to this Item 2.03.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference in response to this Item 3.02.

ITEM 5.01 CHANGE IN CONTROL.

In the event the Note is converted under the terms of the Note and/or the Warrants are exercised pursuant to the terms of the Warrants, a change in control of the Company could occur. The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference in response to this
Item 5.01.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference in response to this Item 5.02.

ITEM 8.01. OTHER EVENTS.

On March 31, 2009, the Company held its annual meeting of shareholders (the "Annual Meeting"). A total of 9,235,848 shares of common stock of the Company, or approximately 91% of the total number of shares of common stock of the Company entitled to vote at the meeting, were represented at the Annual Meeting.

At the Annual Meeting, the shareholders of the Company elected seven directors to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified. The directors include Mr. Steven M. Gluckstern, Mr. Andre' A. DiMino, Mr. David Saloff, Mr. Kenneth S. Abramowitz, Dr. Pamela J. Newman, Mr. Jeffery A. Tischler and Ms. Anita Howe Waxman.

At the Annual Meeting, the shareholders of the Company also approved the adoption of the Company's 2009 Equity Incentive Plan.


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At the Annual Meeting, the shareholders of the Company approved for purposes of the rules and regulations of the Nasdaq Stock Market, the issuance of the shares of Common Stock under the terms of the Note and the Warrants.

At the Annual Meeting, the shareholders of the Company ratified the appointment of Raich Ende Malter & Co. LLP as the independent registered public accounting firm of the Company for the fiscal year ending March 31, 2009.

Upon the approval of the 2009 Equity Incentive Plan, the Company issued the grant of the restricted stock awards to Mr. Gluckstern as previously disclosed by the Company in its Proxy Statement related to the Annual Meeting.

In addition, the Company's Board of Directors reconstituted the committees of the Board as follows:

COMPENSATION COMMITTEE

Kenneth Abramowitz (Chairman)
Pamela Newman
Jeffrey Tischler

AUDIT COMMITTEE

Jeffrey Tischler (Chairman)
Kenneth Abramowitz
Anita Howe Waxman

NOMINATING COMMITTEE

Kenneth Abramowitz (Chairman)
Pamela Newman
Anita Howe Waxman

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K, including Exhibit 99.1, contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified by use of terms such as "may," "will," "should," "plan," "expect," "anticipate," "estimate" and similar words, although some forward-looking statements are expressed differently. Forward-looking statements represent our management's judgment regarding future events. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. All statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements. The Company cannot guarantee the accuracy of the forward-looking statements, and you should be aware that the Company's actual results could differ materially from those contained in the forward-looking statements due to a number of factors, including the statements under "Risk Factors" contained in the Company's Annual Report on Form 10-KSB for the fiscal year ended March 31, 2008 and other filings with the Securities and Exchange Commission.

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ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (d)   Exhibits

               Exhibit 4.1  -  Convertible Promissory Note, dated April 7, 2009, made by Ivivi Technologies, Inc. in favor of Emigrant Capital Corp.

               Exhibit 4.2  -  Warrant to Purchase Shares of Capital Stock of
                               Ivivi Technologies, Inc., dated April 7, 2009, issued to Emigrant Capital Corp.

               Exhibit 10.1 -  Loan Agreement, dated April 7, 2009, between
                               Ivivi Technologies, Inc. and Emigrant
                               Capital Corp.

               Exhibit 10.2 -  Security Agreement, dated April 7, 2009, between
                               Ivivi Technologies, Inc. and Emigrant Capital
                               Corp.

               Exhibit 10.3 -  Patent Security Agreement dated April 7, 2009, between Ivivi Technologies, Inc. and Emigrant Capital Corp.

               Exhibit 10.4 -  Trademark Security Agreement, dated April 7,
                               2009, between Ivivi Technologies, Inc. and
                               Emigrant Capital Corp.

               Exhibit 10.5 -  Amendment to Employment Agreement, dated April 7,
                               2009, between Ivivi Technologies, Inc. and Steven
                               M. Gluckstern.

               Exhibit 10.6 -  Amendment to Employment Agreement, dated April 7,
                               2009, between Ivivi Technologies, Inc. and Andre'
                               A. DiMino.

               Exhibit 10.7 -  Amendment to Employment Agreement, dated April 7,
                               2009, between Ivivi Technologies, Inc. and David Saloff.

               Exhibit 10.8 -  Amendment to Employment Agreement, dated April 7,
                               2009, between Ivivi Technologies, Inc. and Alan
                               V. Gallantar.

               Exhibit 99.1 -  Press release, dated April 7, 2009 (Exhibit 99.1 is furnished as part of this Current Report on Form 8-K).


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              IVIVI TECHNOLOGIES, INC.


                                              By: /s/ Steven Gluckstern
                                                 ------------------------------
                                                 Name:  Steven Gluckstern
                                                 Title: Chairman, President and
                                                        Chief Executive Officer


Date: April 7, 2009







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